SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PRIMECAP ODYSSEY FUNDS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PRIMECAP ODYSSEY FUNDS
PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

225 South Lake Avenue, Suite 400, Pasadena, California 91101
(800) 729-2307

Dear Shareholder:

We are writing to let you know that a special meeting of shareholders of PRIMECAP Odyssey Funds will be held on Monday, June 16, 2008.  The purpose of the meeting is to provide you with the opportunity to vote on the election of two Trustees of the Funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.  The proposals have been carefully reviewed by the Board of Trustees.  The Trustees, most of whom are not affiliated with the Funds’ investment adviser, PRIMECAP Management Company (“PRIMECAP”), are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR the proposals.

The questions and answers on the next two pages are provided to assist you in understanding the proposals.  The proposals are described in greater detail in the enclosed proxy statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@primecap.com.  Your RSVP is requested, but not required.  If you have any questions before you vote, please call PRIMECAP at 1-800-729-2307.  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Howard B. Schow	/s/ Joel P. Fried	/s/ Theo A. Kolokotrones
Howard B. Schow Co-Chief Executive Officer	Joel P. Fried Co-Chief Executive Officer	Theo A. Kolokotrones Co-Chief Executive Officer

Important information
to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.  We appreciate you placing your trust in PRIMECAP Management Company (“PRIMECAP”) and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the PRIMECAP Odyssey Funds (the “Trust”), with the support of PRIMECAP, proposes to add a new trustee to the Board.  In connection with this decision, you are also being asked to confirm the appointment of one of the existing trustees who has not previously been elected by the shareholders.

What is the affiliation between the Board and PRIMECAP?

The Board of Trustees is currently composed of one employee of PRIMECAP (called an “interested” Trustee) and three “Independent” Trustees (who are not affiliated with PRIMECAP, its principals or other service providers to the Funds).  With the addition of the proposed new Trustee, there will continue to be one interested Trustee, but now there will be four Independent Trustees on the Board.

Will the Trustees that currently oversee my Funds change?

The experienced executives that currently serve as Trustees on the Board will continue to serve as Trustees, meeting throughout the year to oversee the activities of the Trust’s three investment portfolios (the “Funds”).  The only difference will be that one additional experienced executive, the proposed new Independent Trustee, will join them if she is elected by the shareholders.  The Trustees fully expect that the environment of strong governance of the Funds and protection of the interests of Fund shareholders will continue with the addition of the new Independent Trustee.

What role does the Board play generally?

The Trustees serve as representatives of the Funds’ shareholders.  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees review the Funds’ performance, oversee the Funds’ activities, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board.  You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Has the Funds’ Board of Trustees approved the proposals?

The Board of Trustees has unanimously approved the proposals to confirm the prior appointment of one Trustee and to elect an additional new Trustee, and recommends that you also vote to approve these proposals.

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that PRIMECAP hired to call shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached – which currently is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  PRIMECAP attempts to reach shareholders via multiple mailings to remind them to cast their votes.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by PRIMECAP.

How many votes am I entitled to cast?

On each proposal you are entitled to one vote for each whole share of each Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date.  The record date is April 30, 2008.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.  In addition, you may vote through the internet by visiting www.proxy-direct.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call PRIMECAP at 1-800-729-2307.  Of course, you may vote in person by attending the shareholder meeting on June 16, 2008.  If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@primecap.com.  Your RSVP is requested, but not required.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

PRIMECAP ODYSSEY FUNDS
225 South Lake Avenue, Suite 400, Pasadena, California 91101

PRIMECAP ODYSSEY FUNDS
PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

225 South Lake Avenue, Suite 400, Pasadena, California 91101
(800) 729-2307

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of PRIMECAP Odyssey Funds (the “Trust”) will be held at the Corporate Center Pasadena, 251 South Lake Avenue, 2nd Floor, Pasadena, California 91101 on Monday, June 16, 2008, at 10:30 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect one new member to the Board of Trustees of the Trust.

2.	To ratify the prior appointment of one of the current members of the Board of Trustees.

The Board of Trustees has fixed the close of business on April 30, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

DAVID H. VAN SLOOTEN, Secretary

May 14, 2008

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

PRIMECAP ODYSSEY FUNDS
PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

225 South Lake Avenue, Suite 400, Pasadena, California 91101
(800) 729-2307

TO BE HELD ON JUNE 16, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of PRIMECAP Odyssey Funds (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on Monday, June 16, 2008 at 10:30 a.m. Pacific time at Corporate Center Pasadena, 251 South Lake Avenue, 2nd Floor, Pasadena, California 91101.

The Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal	Proposal Description
1.	To elect as a new Trustee of the Trust the nominee presented in Proposal 1.
2.	To ratify the prior appointment of one of the current members of the Board of Trustees as described in Proposal 2.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about May 14, 2008.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Computershare Fund Services may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may also arrange to have votes recorded by telephone.  Computershare Fund Services may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Trust.

If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by PRIMECAP.  The principal business address of PRIMECAP is 225 South Lake Avenue, Suite 400, Pasadena, California 91101.

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR Proposals 1 and 2.  All shares that are voted and all votes to WITHHOLD AUTHORITY will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposals 1 and 2.

Appendix A to this Proxy Statement shows the number of shares of each investment portfolio of the Trust (each a “Fund”) that are issued and outstanding as of April 30, 2008.  Substantial (5% or more) record and/or beneficial ownership of each Fund on April 30, 2008, to the knowledge of the Trust, is detailed in Appendix A.  Other than disclosed in Appendix A, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any Fund on that date.

Shareholders of record of the Trust at the close of business on April 30, 2008 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact PRIMECAP at 1-800-729-2307, visit PRIMECAP’s website at www.odysseyfunds.com or write to PRIMECAP Odyssey Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1.	TO ELECT A NEW TRUSTEE.

At the Meeting, the Board of Trustees is recommending that shareholders elect a new Trustee, Elizabeth D. Obershaw, to the Board.

As indicated under “Trustees and Officers” below, the Board currently consists of four Trustees. Trustees Benjamin F. Hammon, Wayne H. Smith, and Joseph G. Uzelac are “Independent” Trustees, who are not affiliated with PRIMECAP, its principals, or other service providers to the Trust. Trustee Joel P. Fried, an employee of PRIMECAP, is classified as an “interested” (i.e. non-independent) Trustee.  Elizabeth D. Obershaw, who will be nominated to join the Board as a fifth Trustee, would also be considered “Independent.”

The assets managed by the Trust have grown rapidly, the broader mutual fund marketplace continues to expand and evolve, and a number of the current Trustees are more than 60 years old.  As a result, after discussion with management of the Trust, the current Trustees have decided to expand the size of the Board to ensure that the Trust’s shareholders continue to be well served by Trustees in the years ahead.  As indicated under “Trustees and Officers” below, Ms. Obershaw has considerable business experience. The Trustees fully expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of the new Trustee.

The current members of the Board do not have the power to appoint Ms. Obershaw as an additional Trustee without the approval of the shareholders of the Trust.  The Investment Company Act of 1940, as amended (the “1940 Act”), provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  As indicated in Proposal 2 below, one of the current Trustees has previously been appointed to the Board without shareholder approval.  As the appointment of Ms. Obershaw would result in only 60% of the Board having been elected by the shareholders of the Trust, she must be elected as a Trustee by the shareholders.

Vote Required

In the election of a new Trustee, the nominee receiving the highest number of votes cast at the Meeting (without regard to Fund) will be elected, provided a quorum is present (a quorum is one-third of the outstanding voting shares).  Ms. Obershaw has indicated that she is able and willing to serve as a Trustee if elected.  If for any reason she becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS ELECT ELIZABETH D. OBERSHAW AS AN ADDITIONAL TRUSTEE.

PROPOSAL 2.	RATIFICATION OF THE PRIOR APPOINTMENT OF
JOSEPH G. UZELAC AS TRUSTEE.

Joseph G. Uzelac has served as an Independent Trustee of the Trust since October 2007.  He was appointed to his position by the Board in accordance with the 1940 Act.

As indicated above, the 1940 Act restricts the ability of the Board to appoint new members unless, after any such appointment, at least two-thirds of the Trustees have been elected by the shareholders of the Trust.  The Board believes it is in the best interests of the Trust for the shareholders to ratify the appointment of Mr. Uzelac so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Vote Required

Ratification of the prior appointment of Mr. Uzelac must be approved by a majority of the shares present at the Meeting, voting together without regard to Fund.  A quorum, which is one-third of the outstanding voting shares, must be present at the meeting.  If the appointment of Mr. Uzelac is not ratified, he will remain in office but will not be considered as having been elected by the shareholders of the Trust.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE PRIOR APPOINTMENT OF JOSEPH G. UZELAC AS A TRUSTEE.

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominee for election as an additional Trustee, and the executive officers of the Trust is set forth below.  Each Trustee holds office until the Trust is terminated unless he or she resigns or is removed.  Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding share of the Trust or two-thirds of the other Trustees.  Each officer serves until he or she resigns or is removed by the Board of Trustees.

The Current Board of Trustees

“Interested” Trustee

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Joel P. Fried[1] 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 46	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	Executive Vice President, Director, Portfolio Manager and Principal, PRIMECAP Management Company (1986-present).	3	None
[1] Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment adviser to the Trust.
[2] The “Fund Complex” includes any funds, series of funds, or trusts that share the same adviser or that hold themselves out to investors as related companies.  In this case, the Fund Complex consists of the three series of the Trust: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund.

Independent Trustees

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 72	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Director, Institutional Equity Sales, Salomon Smith Barney Inc. (1963-1998).	3	None
Wayne H. Smith 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 66	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; President, Wayne H. Smith Consulting, Inc. (2002-2007); Vice President, Financial Services, Avery Dennison Corporation (2001-2002); Vice President, Financial Services, and Treasurer, Avery Dennison Corporation (1999-2001).	3	None
Joseph G. Uzelac 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 64	Trustee	Indefinite; Since 10/07	Retired; Managing Director, Lehman Brothers Global Investment Bank (1988–2007).	3	None
1 The “Fund Complex” includes any funds, series of funds, or trusts that share the same adviser or that hold themselves out to investors as related companies.  In this case, the Fund Complex consists of the three series of the Trust: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund.

Nominee for Trustee

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elizabeth D. Obershaw 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 46	None	N/A
Managing Director, Horsley Bridge Partners (venture capital and private equity fund-of-funds) (2007–present); Vice President & Chief Investment Officer, Hewlett-Packard Company (global information technology company) (1991–2007).
				N/A	None

Officers.  The table below sets forth certain information about each of the Trust’s executive officers.

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Howard B. Schow 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 80	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman and Director, Portfolio Manager, Chief Investment Officer and Principal, PRIMECAP Management Company
Theo A. Kolokotrones 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 62	Co-Chief Executive Officer	Indefinite; Since 09/04	President, Director, Portfolio Manager and Principal, PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave, Suite 400, Pasadena, CA 91101-3005 Age: 46	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	Executive Vice President, Director, Portfolio Manager and Principal, PRIMECAP Management Company
David H. Van Slooten 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 44	Chief Financial Officer and Secretary	Indefinite; Since 06/04	Executive Vice President, Portfolio Manager, Financial Analyst and Principal, PRIMECAP Management Company
Baltej S. Kochar 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 37	Vice President and Chief Administrative Officer	Indefinite; Since 10/04	Vice President and Financial Analyst, PRIMECAP Management Company (1/04 – Present); Chief Executive Officer, The Share Group, Inc. (9/01 – 1/03)
Karen Chen 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 35	Vice President of Compliance and Chief Compliance Officer and AML Officer	Indefinite; Since 10/04
Chief Compliance Officer, Director of Compliance and Reporting, PRIMECAP Management Company (10/04 – Present); Team Lead – Legal and Compliance, Pacific Investment Management Company (7/02 – 9/04 and 11/97 – 7/99)

Board Meetings and Committees

The Board met four times during the Trust’s most recent fiscal year ended October 31, 2007.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.

Audit Committee.  The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and internal controls, the quality and objectivity of the Trust’s financial statements, and the annual audit of its financial statements.  The Committee also acts as the Trust’s “qualified legal compliance committee.”  The Audit Committee is currently comprised of all of the Independent Trustees.  Mr. Smith serves as the Trust’s “audit committee financial expert.” The Audit Committee met twice during the Trust’s fiscal year ended October 31, 2007.

Nominating Committee.  The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.  The Nominating Committee is currently comprised of all the Independent Trustees.  The Nominating Committee meets as needed, and did not meet during the Funds’ fiscal year ended October 31, 2007 (but met twice subsequently in connection with the appointment of Mr. Uzelac and the nomination of Ms. Obershaw as Trustees).

The Nominating Committee will consider any nominee recommended by a shareholder or shareholder group if the shareholder or shareholder group (i) has owned more than 5% of the Trust’s shares eligible to vote for at least two years at the time of submission of the nominee and at the time of the election, and (ii) would not be required to report beneficial ownership of such shares on Schedule 13G under the Securities Exchange Act of 1934 (the “1934 Act”) if such report were required.  Such a nomination must be submitted in writing to the Secretary of the Trust at its address specified above, and must include the shareholder’s contact information, information substantiating satisfaction of the nomination requirements, the nominee’s contact information and number of shares owned, the information about the nominee that would be required to be disclosed in a solicitation of proxies for the election of a trustee pursuant to Regulation 14A under the 1934 Act, and a notarized letter executed by the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement if so designated by the Nominating Committee and the Board.

The Nominating Committee believes that a person recommended by the Committee as a nominee must have a  reputation for integrity; the ability to apply good business sense, with appreciation for the role of the Board; the ability to work with other Trustees as a team; the ability to balance critical thinking with avoidance of unnecessary confrontation; the ability to commit the time necessary to serve on the Board; personal and financial independence from management of the Trust; and no record of felony convictions or of any misdemeanor conviction involving the purchase or sale of a security.  In addition, no such person may cause the Trust to violate any applicable law, rule, regulation or regulatory interpretation; the Trust’s organization documents; or any general policy adopted by the Board regarding retirement age or the percentage of the Board comprised of Independent Trustees.

In evaluating potential nominees, the Committee seeks a mix of skills on the Board, taking into account matters such as current or past membership on the board of a registered investment company; board or executive positions with a money management organization, broker-dealer organization, or other financial, technology or marketing organization; board or financial positions with a substantial publicly-held business organization; an accounting or legal position with any such business; or an academic background and specialty in areas relevant to any such business.  The Committee also seeks to ensure a mix of generations and diversity of personal backgrounds on the Board.

The Nominating Committee does not have a formal process for identifying nominees, but relies on personal contacts and candidates brought to its attention by others in response to its inquiries at the time it determines to consider nominees.  The Committee’s evaluation of nominees is based on information obtained from personal references, in-person interviews, and the Committee’s discussion of the various factors described above.  Ms. Obershaw and Mr. Uzelac were brought to the Committee’s attention and recommended as nominees by principals of PRIMECAP who are officers and shareholders of the Trust.

Ownership of Securities

The table below sets forth the extent of each Trustee’s and nominee’s beneficial interest in shares of the series of the Trust (“Funds”) as of December 31, 2007. For purposes of this table, “beneficial interest” includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family. For purposes of this table, “A” means none, “B” means $1-$10,000, “C” means $10,001-$50,000, “D” means $50,001-$100,000, and “E” means over $100,000.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw Nominee
PRIMECAP Odyssey Stock Fund	E	E	D	C	A
PRIMECAP Odyssey Growth Fund	E	E	D	C	A
PRIMECAP Odyssey Aggressive Growth Fund	E	E	E	C	A
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	E	E	E	C	A

As of April 30, 2008, Trustees and officers of the Trust as a group beneficially owned 7.20% of the outstanding shares of the PRIMECAP Odyssey Stock Fund, 3.47% of the PRIMECAP Odyssey Growth Fund, and 6.60% of the outstanding shares of the PRIMECAP Odyssey Aggressive Growth Fund.

Trustee Compensation

For the fiscal year ended October 31, 2007, each Independent Trustee was entitled to receive annual compensation from the Trust of $15,000 (i.e., $5,000 from each Fund).  Effective January 1, 2008, the Independent Trustees’ annual compensation was raised to $20,000 (i.e., approximately $6,667 from each Fund).  All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  No other compensation or retirement benefits are received by any Trustee or officer from the Trust.  The following table represents compensation paid to Trustees for their services related to the Trust’s last fiscal year, which ended October 31, 2007.

Name, Position	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund	Total Compensation from Trust and Fund Complex Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$5,000	$5,000	$5,000	$15,000
Wayne H. Smith, Independent Trustee	$5,000	$5,000	$5,000	$15,000
Joseph G. Uzelac, Independent Trustee[1]	$1,250	$1,250	$1,250	$3,750
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None	None	None
1 Mr. Uzelac was appointed as a Trustee of the Trust effective October 18, 2007.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged PricewaterhouseCoopers LLP (“PWC”) to perform audit services, audit-related services, tax services and other services since the Trust commenced business.  “Audit services” refers to performing an audit of the Trust’s annual financial statements or services that are normally provided by the Trust’s accountant in connection with the Trust’s statutory and regulatory filings or engagements.  “Audit-related services” refers to assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the Trust’s audit.  “Tax services” refers to professional services rendered to the Trust by it principal accountant for tax compliance, tax advice, and tax planning.  During the Trust’s last two fiscal years, PWC performed no “Other services” for the Trust.  The following table shows the aggregate fees billed or expected to be billed for each of the Trust’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by PWC.

	FYE 10/31/2007	FYE 10/31/2006
Audit Fees	$81,000	$70,500
Audit-Related Fees	$0	$0
Tax Fees	$15,750	$13,500
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the Trust, including services provided to any entity affiliated with the Trust that provides ongoing services to the Trust.  All of PWC’s services in auditing the Trust’s financial statements were performed by full-time permanent employees of PWC.

No non-audit fees were billed or are expected to be billed by PWC, for the Trust’s last two fiscal years, for services to PRIMECAP or any entity affiliated with the Trust that provides ongoing services to the Trust.

Representatives of PWC will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, 225 South Lake Avenue, Suite 400, Pasadena, California 91101.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of each of the Funds at the close of business on April 30, 2008, will be entitled to be present and vote at the Meeting.  As of that date, the following numbers of shares of each Fund were outstanding:

Fund	Shares Outstanding and Entitled to Vote
PRIMECAP Odyssey Stock Fund	15,848,693.259
PRIMECAP Odyssey Growth Fund	35,060,275.681
PRIMECAP Odyssey Aggressive Growth Fund	21,815,226.836

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of April 30, 2008, the following shareholders were considered either a control person or principal shareholder of a Fund:

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	38.84%	Record
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	22.00%	Record
Prudential Investment Management P.O. Box 30958 New York, NY 10087	14.63%	Record
National Financial 200 Liberty St. New York, NY 10281	7.55%	Record

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	37.29%	Record
National Financial 200 Liberty Street New York, NY 10281	31.38%	Record

1

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	28.90%	Record
National Financial 200 Liberty Street New York, NY 10281	27.76%	Record

2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	PRIMECAP ODYSSEY STOCK FUND PRIMECAP ODYSSEY GROWTH FUND PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND	PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 16, 2008

This Proxy is solicited on behalf of the Board of Trustees of the PRIMECAP Odyssey Funds.  The undersigned hereby appoints as proxies Baltej Kochar and David H. Van Slooten, and each of them (with power of substitution), to vote all shares of the undersigned of the Trust at the Special Meeting of Shareholders to be held at 10:30 a.m. Pacific time, on Monday, June 16, 2008, at the Corporate Center Pasadena, 251 South Lake Avenue, 2nd Floor, Pasadena, California 91101 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date_________________________________________________, 2008

Signature(s) Title(s), if applicable	(Sign in the Box)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  ■
		FOR	WITHHOLD AUTHORITY
1.	To elect Elizabeth D. Obershaw to the Board of Trustees.	□	□

2.	To ratify the appointment of Joseph G. Uzelac to the Board of Trustees.	□	□

Your vote is important no matter how many shares you own.  If you are not voting by phone or internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.